UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): November 16, 2006
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements And Exhibits
SIGNATURE
INDEX TO EXHIBITS
Agreement and Plan of Merger
Second Amendment to Employment Agreement - L. Lowry Mays
Second Amendment to Employment Agreement - Mark P. Mays
Second Amendment to Employment Agreement - Randall T. Mays
Press Release

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 1.01. Entry into a Material Definitive Agreement.
On November 16, 2006, Clear Channel Communications, Inc., a Texas corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BT Triple Crown Merger Co., Inc., a Texas corporation (“Mergerco”), B Triple Crown Finco, LLC, a Delaware limited liability company, and T Triple Crown Finco, LLC, a Delaware limited liability company (together with B Triple Crown Finco, LLC, the “Parents”). Pursuant to the terms of the Merger Agreement, Mergerco will be merged with and into the Company, and as a result the Company will continue as the surviving corporation and a wholly owned subsidiary of the Parents (the “Merger”). The Parents are owned by a consortium of private equity funds affiliated with Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC (collectively, the “Sponsors”).
At the effective time of the Merger, each outstanding share of common stock of the Company (the “Common Stock”), other than shares owned by the Company, the Parents, Mergerco, by any shareholders who are entitled to and who properly exercise appraisal rights under Texas law and by the holders of certain securities that will be “rolled-over” into securities of the surviving corporation, will be cancelled and converted into the right to receive $37.60 in cash, without interest. If the Merger is not consummated by January 1, 2008, additional per share consideration will come due to the shareholders of the Company on terms described more fully in the Merger Agreement.
The Merger Agreement contains a “go shop” provision pursuant to which the Company has the right to solicit and engage in discussions and negotiations with respect to competing proposals through December 7, 2006. After that date, the Company may continue discussions until January 5, 2007 with any party that has submitted an Excluded Competing Proposal, defined in the Merger Agreement as a bona fide written proposal submitted during the “go-shop” period that the Board of Directors of the Company believes in good faith, after consultation with advisors, constitutes or could reasonably be expected to lead to a “Superior Proposal” as defined in the Merger Agreement.
Except with respect to an Excluded Competing Proposal, after December 7, 2006 (and with respect to an Excluded Competing Proposal, after January 5, 2007) the Company is subject to a “no-shop” restriction on its ability to solicit third-party proposals, provide information and engage in discussions with third parties. The no-shop provision is subject to a “fiduciary-out” provision that allows the Company to provide information and participate in discussions with respect to third party proposals submitted after December 7, 2006 and with respect to which the Board of Directors believes in good faith to be bona fide, and determines in good faith after consultation with advisors constitutes a Superior Proposal or could reasonably to be expected to result in a Superior Proposal.
The Company may terminate the Merger Agreement under certain circumstances, including if its Board of Directors determines in good faith that it has received a Superior Proposal, and otherwise complies with certain terms of the Merger Agreement. In connection with that termination, the Company must pay an aggregate fee of $500 million to the Parents, unless the termination is in connection with an Excluded Competing Proposal, in which case the Company must pay an aggregate fee of $300 million to the Parents. In certain other circumstances, the Merger Agreement provides for the Company to pay to Parents an aggregate fee of $500 million upon termination of the Merger Agreement, and under certain circumstances, to reimburse the Parents for an amount not to exceed $45 million, in the aggregate, for transaction expenses incurred by the Parents and Mergerco. The Company’s reimbursement of the Parents’ expenses would reduce the amount of any required termination fee that becomes payable by the Company.
If the Company terminates the Merger Agreement due to the Parents’ failure to receive the requisite regulatory approvals prior to a specified date and all of the other conditions to closing on that date have been satisfied, then Mergerco are required to pay an aggregate termination fee equal to $600 million if the Parents have failed to undertake certain actions (including disposition of certain assets) in connection with obtaining regulatory approval. Alternatively, if the Parents have satisfied such obligations, the Parents must pay an aggregate termination fee equal to $300 million. In addition, if the Company terminates the Merger Agreement due to the Parents’ failure to effect the closing because of a failure to receive adequate proceeds from one or more of the financings contemplated by the financing commitments, or if any of the Parents or Mergerco breaches the Merger Agreement, then the Parents are required to pay an aggregate termination fee to the Company equal to $500 million. The Sponsors have severally agreed to guarantee their proportionate liability of the amounts payable by Mergerco to the Company.
The Parents have obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which will be sufficient for Parents to pay the aggregate merger consideration and all related fees and expenses of the transactions contemplated by the Merger Agreement. Consummation of the Merger is not subject to a financing condition, but is subject to customary conditions to closing, including the approval of the Company’s shareholders, and foreign and domestic regulatory clearance.
The foregoing summary of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.
The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Parents or Mergerco or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Important Additional Information Regarding the Merger will be filed with the SEC:
In connection with the proposed Merger, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. A definitive proxy statement will be sent to security holders of the Company seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company’s website at www.clearchannel.com or by directing a request to Clear Channel Communications, Inc., 200 East Basse Road, San Antonio, Texas 78209, Attention: Investor Relations.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2006. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the request of the Company’s disinterested directors, the Company has entered into second amendments to employment agreements (the “Amended Employment Agreements”) with its Chairman of the Board, Chief Executive Officer/Chief Operating Officer, and President/Chief Financial Officer. The employment agreements have principally been amended to provide that the consummation of the Merger discussed in Item 1.01 above (or upon consummation of any transaction qualifying as a Superior Proposal as defined in the Merger Agreement) will not create any rights to any severance payments provided in such agreements and to modify the severance provisions following consummation of the Merger.
Effective upon consummation of the Merger, or a transaction qualifying as a Superior Proposal as defined in the Merger Agreement, the Amended Employment Agreements for our Chief Executive Officer/Chief Operating Officer and our President/Chief Financial Officer have been modified to provide that if such executive’s employment is terminated by Clear Channel without “Cause” or the executive resigns for “Good Reason,” then that executive will receive (i) a lump-sum cash payment equal to the base salary, bonus and accrued vacation pay through the date of termination, (ii) a lump-sum cash payment equal to 2.99 times the sum of the executive’s base salary and bonus (using the highest bonus paid to executive in the three years preceding the termination but not less than $1,000,000); and (iii) and three years’ continued benefits for the executive, his spouse and dependents. As part of the amendment both our Chief Executive Officer/Chief Operating Officer and our President/Chief Financial Officer have relinquished the right to receive a federal and state income-tax “gross-up” payment in connection with amounts payable upon termination, as well as the right to receive options to purchase 1,000,000 shares of common stock of the Company upon termination.
Effective upon consummation of the Merger or a transaction qualifying as a Superior Proposal as defined in the Merger Agreement, the Amended Employment Agreement for our Chairman has been modified to provide that, if his employment is terminated by Clear Channel without “Cause” or the executive resigns for “Good Reason,” then that executive will receive a lump-sum cash payment equal to the base salary, bonus and accrued vacation pay through the date of termination. As part of the amendment our Chairman relinquished any right to severance payments, as well as the right to receive options to purchase 1,000,000 shares of common stock of the Company upon termination.
Copies of the Amended Employment Agreements referenced in this Item 5.02 are attached hereto as exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On November 16, 2006, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.
Forward –Looking Statements
This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Clear Channel and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of shareholder approval and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of Clear Channel’s SEC filings. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Clear Channel’s ability to control or predict. Clear Channel undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements And Exhibits.

2.1	Agreement and Plan of Merger among BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC and Clear Channel Communications, Inc., dated as of November 16, 2006.

10.1	Second Amendment to Employment Agreement, dated November 16, 2006, by and between L. Lowry Mays and Clear Channel Communications, Inc.

10.2	Second Amendment to Employment Agreement, dated November 16, 2006, by and between Mark P. Mays and Clear Channel Communications, Inc.

10.3	Second Amendment to Employment Agreement, dated November 16, 2006, by and between Randall T. Mays and Clear Channel Communications, Inc.

10.4	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and L. Lowry Mays dated March 10 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

10.5	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and Mark P. Mays dated March 10, 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

10.6	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and Randall T. Mays dated March 10, 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

99.1	Press Release of Clear Channel Communications, Inc. issued November 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: November 16, 2006	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS

2.1	Agreement and Plan of Merger among BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC and Clear Channel Communications, Inc., dated as of November 16, 2006.

10.1	Second Amendment to Employment Agreement, dated November 16, 2006, by and between L. Lowry Mays and Clear Channel Communications, Inc.

10.2	Second Amendment to Employment Agreement, dated November 16, 2006, by and between Mark P. Mays and Clear Channel Communications, Inc.

10.3	Second Amendment to Employment Agreement, dated November 16, 2006, by and between Randall T. Mays and Clear Channel Communications, Inc.

10.4	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and L. Lowry Mays dated March 10 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

10.5	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and Mark P. Mays dated March 10, 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

10.6	Amended and Restated Employment Agreement by and between Clear Channel Communications, Inc. and Randall T. Mays dated March 10, 2005 (incorporated by reference to the exhibits to Clear Channel’s Annual Report on Form 10-K filed March 11, 2005).

99.1	Press Release of Clear Channel Communications, Inc. issued November 16, 2006.